Related parties	12 Months Ended
Dec. 31, 2023
Texts Block [Abstract]
Related Parties
24.
Related parties
i)
Transactions with key management personnel

Compensation to Directors and executive officers of the Group comprised the following:

	2023	2022	2021
(in $ millions)	$	$	$
Short-term employee benefits	7	7	4
Post-employment benefits	*	*	*
Share-based payment	103	160	172

* Amount less than $1 million

The aggregate value of transactions and outstanding balances related to key management personnel and entities over which they have control or joint control is insignificant.

The Group did not enter into other significant related party transactions.

The Group Chief Product Officer, appointed with effect from February 1, 2023, is considered a part of key management personnel.

One of the Group's founders, executive officer and director stepped down from the Board with effect from December 31, 2023.

The Group's President stepped down as an executive officer with effect from November 14, 2023.